Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

Offer To Exchange Warrants to Acquire Ordinary Shares of Otonomo Technologies Ltd. for
Ordinary Shares of Otonomo Technologies Ltd. and Consent Solicitation

THE OFFER AND CONSENT SOLICITATION (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON AUGUST 21, 2023, OR SUCH LATER TIME AND DATE TO WHICH WE MAY EXTEND. PUBLIC WARRANTS (AS DEFINED BELOW) AND PRIVATE PLACEMENT WARRANTS (AS DEFINED BELOW) (COLLECTIVELY, THE “WARRANTS”) TENDERED PURSUANT TO THE OFFER AND CONSENT SOLICITATION MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE TENDER OF THE RELATED WARRANTS AND THE WITHDRAWAL OF ANY WARRANTS WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS. THIS LETTER OF TRANSMITTAL AND CONSENT (AS DEFINED BELOW) ONLY RELATES TO TENDERS OF PRIVATE PLACEMENT WARRANTS IN THE OFFER AND CONSENTS OF HOLDERS OF PRIVATE PLACEMENT WARRANTS TO THE WARRANT AMENDMENT (AS DEFINED BELOW).  HOLDERS OF PUBLIC WARRANTS MUST TRANSMIT INSTRUCTIONS WITH RESPECT TO TENDERS OF THEIR WARRANTS AND CONSENTS TO THE WARRANT AMENDMENT THROUGH ATOP (AS DEFINED BELOW).

Mail or deliver this Letter of Transmittal and Consent to:

EQUINITI TRUST COMPANY, LLC

If delivering by hand, express mail, courier, or other expedited service: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Pursuant to the offer of the Company (as defined below) to each holder of the Company’s outstanding warrants to receive 0.25 Ordinary Shares (as defined below) in exchange for each warrant tendered by the holder and exchanged pursuant to the offer, the undersigned lists below the warrants to which this Letter of Transmittal and Consent relates:

DESCRIPTION OF WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) of Warrants	Warrants Tendered (attach additional list if necessary)
Number of Warrants Tendered

Total Warrants

☐
CHECK HERE IF THE WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, THE WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

Otonomo Technologies Ltd., a company incorporated under the laws of the State of Israel and registered under No. 515352813 with the Israeli Registrar of Companies (the “Company,” “we,” “our” and “us”), has delivered to the undersigned a copy of the Prospectus/Offer to Exchange dated July 24, 2023 (the “Prospectus/Offer to Exchange”) of the Company and this letter transmittal and consent (as it may be supplemented and amended from time to time, this “Letter of Transmittal and Consent”), which together set forth the offer of the Company to each holder of the Company’s outstanding warrants to purchase the Company’s ordinary shares, no par value per share (the “Ordinary Shares”), to receive 0.25 Ordinary Shares in exchange for each warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”).

The Offer is being made to all holders of the Company’s warrants. The warrants (i) sold as part of the units as part of the units in the initial public offering of Software Acquisition Group Inc. II (“SWAG II”) on September 17, 2020 (the “IPO”) (whether they were purchased in the IPO or thereafter in the open market) or (ii) initially issued to certain parties in connection with the IPO that have been transferred to any person other than permitted transferees are referred to herein as the “public warrants.” The warrants issued to certain parties in a private placement in connection with the closing of the IPO that have not become public warrants under the Warrant Agreement (as defined below) as a result of being transferred to any person other than permitted transferees are referred to herein as the “private placement warrants.” The warrants are governed by the Amended & Restated Warrant Agreement, dated as of August 13, 2021 (the “Warrant Agreement”), by and among the Company, SWAG II, Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company, as warrant agent. Each warrant entitles the holder to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The public warrants are listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “OTMOW.” As of July 18, 2023, a total of 13,824,976 warrants were outstanding, consisting of 8,624,976 public warrants and 5,200,000 private placement warrants. Pursuant to the Offer, the Company is offering up to an aggregate of 3,456,244 Ordinary Shares in exchange for the warrants.

Concurrently with the Offer, the Company is also soliciting consents (the “Consent Solicitation”) from holders of the warrants to amend the Warrant Agreement to permit the Company to require that each warrant that is outstanding upon the closing of the Offer be converted into 0.225 Ordinary Shares, which is a ratio 10% less than the exchange ratio applicable to the Offer (the “Warrant Amendment”). If the Company obtains the affirmative vote or written consent of the holders of a majority of the number of then outstanding public warrants, then, pursuant to the terms of the Warrant Agreement, that will be sufficient to adopt the Warrant Amendment.

Holders of warrants may not consent to the Warrant Amendment without tendering warrants in the Offer, and holders may not tender such warrants without consent to the Warrant Amendment. The consent to the Warrant Amendment is a part of this Letter of Transmittal and Consent relating to the private placement warrants, and therefore by tendering warrants for exchange, holders will be delivering to us their consent. Holders of warrants may revoke their consent at any time prior to the Expiration Date by withdrawing the warrants holders have tendered in the Offer.

Warrants not exchanged for Ordinary Shares pursuant to the Offer will remain outstanding subject to their current terms or amended terms if the Warrant Amendment is approved. We reserve the right to redeem any of the warrants, as applicable, pursuant to their current terms at any time, including prior to the completion of the Offer and Consent Solicitation, and if the Warrant Amendment is approved, we intend to require the conversion of all outstanding warrants to Ordinary Shares as provided in the Warrant Amendment.

The Offer and Consent Solicitation is made solely upon the terms and conditions in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The Offer and Consent Solicitation will be open until 11:59 P.M., Eastern Time, on August 21, 2023, or such later time and date to which we may extend (the period during which the Offer and Consent Solicitation is open, giving effect to any withdrawal or extension, is referred to as the “Offer Period,” and the date and time at which the Offer Period ends is referred to as the “Expiration Date”).

Each holder whose warrants are exchanged pursuant to the Offer and Consent Solicitation will receive 0.25 Ordinary Shares for each warrant tendered by such holder and exchanged. Any warrant holder that participates in the Offer and Consent Solicitation may tender less than all of its warrants for exchange.

No fractional Ordinary Shares will be issued pursuant to the Offer. In lieu of issuing fractional shares, any holder of warrants who would otherwise have been entitled to receive a fractional share pursuant to the Offer will, after aggregating all such fractional shares of such holder, receive one additional whole Ordinary Share in lieu of such fractional shares. The Company’s obligation to complete the Offer is not conditioned on the receipt of a minimum number of tendered warrants.

We may withdraw the Offer and Consent Solicitation only if the conditions to the Offer and Consent Solicitation are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, we will return the tendered warrants to the holders (and the consent to the Warrant Amendment will be revoked).

All holders of private placement warrants wishing to accept the Offer and Consent Solicitation should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action it desires to take with respect to the Offer and Consent Solicitation.

Holders of public warrants must execute the tender through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”), and therefore should not complete, execute and deliver this Letter of Transmittal and Consent.

As used in this Letter of Transmittal and Consent with respect to the tender procedures set forth herein, the term “registered holder” means any person in whose name warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the warrants.

THE OFFER AND CONSENT SOLICITATION IS NOT MADE TO THOSE HOLDERS WHO RESIDE IN STATES OR OTHER JURISDICTIONS WHERE AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.

PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL AND CONSENT BEGINNING ON PAGE 10 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
ACCOMPANYING INSTRUCTIONS CAREFULLY.

Otonomo Technologies Ltd.
c/o Equiniti Trust Company, LLC
Operations Center
6201 15th Avenue
Brooklyn, New York 11219

Attn: Reorganization Department

Upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and in this Letter of Transmittal and Consent, receipt of which is hereby acknowledged, the undersigned hereby:

(i)
tenders to the Company for exchange pursuant to the Offer and Consent Solicitation the number of private placement warrants indicated above under “Description of Warrants Tendered—Number of Warrants Tendered;”

(ii)
subscribes for the Ordinary Shares issuable upon the exchange of such tendered private placement warrants pursuant to the Offer and Consent Solicitation, being 0.25 Ordinary Shares for each private placement warrant so tendered for exchange; and

(iii)	consents to the Warrant Amendment with respect to the number of private placement warrants indicated above under “Description of Warrants Tendered—Number of Warrants Tendered.”

Except as stated in the Prospectus/Offer to Exchange, the tender made hereby is irrevocable. The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the exchange agent in accordance with the specific withdrawal procedures set forth in the Prospectus/Offer to Exchange.

If the undersigned is not the registered holder of the warrants indicated under “Description of Warrants Tendered” above or such holder’s legal representative or attorney-in-fact (or, in the case of warrants held through DTC, the DTC participant for whose account such warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in fact) to deliver a consent in respect of such warrants on behalf of the holder thereof, and such proxy is being delivered to the exchange agent with this Letter of Transmittal and Consent.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any warrants properly tendered and not withdrawn which are accepted for exchange will be exchanged for Ordinary Shares. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the warrants tendered (including any warrants tendered after the Expiration Date). If any warrants are not accepted for exchange for any reason or if tendered warrants are withdrawn, such unexchanged or withdrawn warrants will be returned without expense to the tendering holder, if applicable, and the related consent to the Warrant Amendment will be revoked.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any warrants properly tendered and not validly withdrawn which are accepted for exchange constitute the holder’s validly delivered consent to the Warrant Amendment. A holder of warrants may not consent to the Warrant Amendment without tendering his or her warrants in the Offer and a holder of warrants may not tender his or her warrants without consenting to the Warrant Amendment. A holder may revoke his or her consent to the Warrant Amendment at any time prior to the Expiration Date by withdrawing the warrants he or she has tendered.

Subject to, and effective upon, the Company’s acceptance of the undersigned’s tender of warrants for exchange pursuant to the Offer and Consent Solicitation as indicated under “Description of Warrants Tendered — Number of Warrants Tendered” above, the undersigned hereby:

(i)
assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such warrants;

(ii)	waives any and all rights with respect to such warrants;
(iii)	releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such warrants;
(iv)	acknowledges that the Offer is discretionary and may be extended, modified, suspended or terminated by the Company as provided in the Prospectus/Offer to Exchange; and
(v)	acknowledges the future value of the warrants is unknown and cannot be predicted with certainty.

The undersigned understands that tenders of warrants pursuant to any of the procedures described in the Prospectus/Offer to Exchange and in the instructions in this Letter of Transmittal and Consent, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and Consent Solicitation.

Effective upon acceptance for exchange, the undersigned hereby irrevocably constitutes and appoints the exchange agent, acting as agent for the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(i)	transfer ownership of such warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;
(ii)	present such warrants for transfer of ownership on the books of the Company;
(iii)
cause ownership of such warrants to be transferred to, or upon the order of, the Company on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

(iv)	receive all benefits and otherwise exercise all rights of beneficial ownership of such warrants;
all in accordance with the terms of the Offer and Consent Solicitation, as described in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent.

The undersigned hereby represents, warrants and agrees that:

(i)	the undersigned has full power and authority to tender the warrants tendered hereby and to sell, exchange, assign and transfer all right, title and interest in and to such warrants;
(ii)	the undersigned has full power and authority to subscribe for all of the Ordinary Shares issuable pursuant to the Offer and Consent Solicitation in exchange for the warrants tendered hereby;
(iii)
the undersigned has good, marketable and unencumbered title to the warrants tendered hereby, and upon acceptance of such warrants by the Company for exchange pursuant to the Offer and Consent Solicitation the Company will acquire good, marketable and unencumbered title to such warrants, in each case free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations of any kind, and not subject to any adverse claim;

(iv)	the undersigned has full power and authority to consent to the Warrant Amendment with respect to the warrants tendered hereby;
(v)
the undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

(vi)	the undersigned has received and reviewed the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent and the Warrant Amendment;
(vii)
the undersigned acknowledges that none of the Company, the information agent, the exchange agent, the dealer manager or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to the undersigned with respect to the Company, the Offer and Consent Solicitation, the warrants, or the Ordinary Shares, other than the information included in the Prospectus/Offer to Exchange (as amended or supplemented prior to the Expiration Date);

(viii)
the terms and conditions of the Prospectus/Offer to Exchange shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent, which shall be read and construed accordingly;

(ix)
the undersigned understands that tenders of warrants pursuant to the Offer and Consent Solicitation and in the instructions hereto constitute the undersigned’s acceptance of the terms and conditions of the Offer and Consent Solicitation;

(x)	the undersigned is voluntarily participating in the Offer; and
(xi)	the undersigned agrees to all of the terms of the Offer and Consent Solicitation.

Unless otherwise indicated under “Special Issuance Instructions” below, the Company will issue in the name(s) of the undersigned as indicated under “Description of Warrants Tendered” above, the Ordinary Shares to which the undersigned is entitled pursuant to the terms of the Offer and Consent Solicitation in respect of the warrants tendered and exchanged pursuant to this Letter of Transmittal and Consent. If the “Special Issuance Instructions” below are completed, the Company will issue such Ordinary Shares in the name of the person or account indicated under “Special Issuance Instructions.”

The undersigned agrees that the Company has no obligation under the “Special Issuance Instructions” provision of this Letter of Transmittal and Consent to effect the transfer of any warrants from the holder(s) thereof if the Company does not accept for exchange any of the warrants tendered pursuant to this Letter of Transmittal and Consent.

The acknowledgments, representations, warranties and agreements of the undersigned in this Letter of Transmittal and Consent will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer and Consent Solicitation. The authority conferred or agreed to be conferred in this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors (including tax advisors) as to the consequences of participating or not participating in the Offer and Consent Solicitation.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS, INCLUDING INSTRUCTIONS 3, 4 AND 5)
To be completed ONLY if the Ordinary Shares issued pursuant to the Offer and Consent Solicitation in exchange for warrants tendered hereby and any warrants delivered to the exchange agent herewith but not tendered and exchanged pursuant to the Offer and Consent Solicitation, are to be issued in the name of someone other than the undersigned. Issue all such Ordinary Shares and untendered warrants to:

Name:
Address:
(PLEASE PRINT OR TYPE) (INCLUDE ZIP CODE) (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE (SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)

By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders the warrants indicated in the table above entitled “Description of Warrants Tendered.”

SIGNATURES REQUIRED Signature(s) of Registered Holder(s) of Warrants

Name:
Address:
Date:

(The above lines must be signed by the registered holder(s) of warrants as the name(s) appear(s) on the warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal and Consent. If warrants to which this Letter of Transmittal and Consent relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal and Consent.)

Name:
Capacity:
Address:
Area Code and Telephone Number:

(PLEASE PRINT OR TYPE) (INCLUDE ZIP CODE)

GUARANTEE OF SIGNATURE(S) (IF REQUIRED) (SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)

Certain signatures must be guaranteed by Eligible Institution. Signature(s) guaranteed by an Eligible Institution:

Authorized Signature

Title

Name of Firm

Address, Including Zip Code

Area Code and Telephone Number Date:

IMPORTANT TAX INFORMATION
 IMPORTANT NOTE FOR ALL WARRANT HOLDERS, REGARDLESS OF PLACE OF RESIDENCE:
Please review Instruction 11 (“Important Israeli Withholding Tax Information”) below and then check one (1) of the following boxes, and complete, where applicable, the missing identity number:
☐ Check here if you have obtained a Valid Tax Certificate and have included a copy thereof with this Letter of Transmittal.
☐ Check here if you intend to obtain and submit to the exchange agent a Valid Tax Certificate by no later than 3 business days prior to the Withholding Drop Date (as defined below).
☐ Check here if you are not an Israeli Resident and have enclosed a signed Residency Declaration with this Letter of Transmittal, together with the requisite supporting documents.
☐ Check here if you are not an Israeli Resident and you intend to obtain and submit to the exchange agent a Residency Declaration by no later than 3 business days prior to the Withholding Drop Date.
☐ Check here if you are an Israeli Bank, Broker or Financial Institution and have enclosed a signed Residency Declaration with this Letter of Transmittal.
☐ Check here if you authorize the Paying Agent to arrange for the withholding of Israeli taxes (i.e., you do not qualify for any exemption from withholding described in the enclosed “Declaration of Status for Israeli Income Tax Purposes”, do not have a Valid Tax Certificate or otherwise determined not to attempt to seek to qualify for such exemptions within the above timeframe) at the rate of 25%.
NOTE: If no box is checked, then Israeli tax at the rate of 25% will be withheld.
Individual residents of Israel – Please indicate your national identification or passport number:  ___________________
Company or partnership organized under the laws of Israel – Please indicate the registration number: ______________

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND
CONSENT SOLICITATION

1. Delivery of Letter of Transmittal and Consent and Warrants. This Letter of Transmittal and Consent only relates to tenders of private placement warrants in the Offer and consents of holders of private placement warrants to the Warrant Amendment. Holders of public warrants must transmit instructions with respect to tenders of their warrants and consents to the Warrant Amendment through ATOP.

Private placement warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus/Offer to Exchange. In order for private placement warrants to be validly tendered by book-entry transfer, the exchange agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

(i)	timely confirmation of the transfer of such warrants to the exchange agent’s account at DTC;
(ii)	a properly completed and duly executed Letter of Transmittal and Consent; and
(iii)	any other documents required by this Letter of Transmittal and Consent.

Delivery of a Letter of Transmittal and Consent to the Company or DTC will not constitute valid delivery to the exchange agent. No Letter of Transmittal and Consent should be sent to the Company or DTC.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Neither the Company nor the exchange agent is under any obligation to notify any tendering holder of the Company’s acceptance of tendered warrants.

2. Guaranteed Delivery. Warrant holders desiring to tender warrants pursuant to the Offer but whose warrants cannot otherwise be delivered with all other required documents to the exchange agent prior to the Expiration Date may nevertheless tender warrants, as long as all of the following conditions are satisfied:

(i)	the tender must be made by or through an “Eligible Institution” (as defined in Instruction 4);
(ii)
a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this Letter of Transmittal and Consent (with any required signature guarantees) must be received by the exchange agent, at its address set forth in this Letter of Transmittal and Consent, prior to the Expiration Date; and

(iii)
a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal and Consent with any required signature guarantees, and any other documents required by this Letter of Transmittal and Consent, must be received by the exchange agent within two days that Nasdaq is open for trading after the date the exchange agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Offer to Exchange.

A warrant holder may deliver the Notice of Guaranteed Delivery by facsimile transmission or mail to the exchange agent.

Except as specifically permitted by the Prospectus/Offer to Exchange, no alternative or contingent exchanges will be accepted.

3. Signatures on Letter of Transmittal and Consent and other Documents. For purposes of the tender and consent procedures set forth in this Letter of Transmittal and Consent, the term “registered holder” means any person in whose name warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the warrants.

If this Letter of Transmittal and Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Company, must submit to the exchange agent proper evidence satisfactory to the Company of the authority so to act.

4. Guarantee of Signatures. No signature guarantee is required if:

(i)	this Letter of Transmittal and Consent is signed by the registered holder of the warrants and such holder has not completed the box entitled “Special Issuance Instructions”; or
(ii)
such warrants are tendered for the account of an “Eligible Institution.” An “Eligible Institution” is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT BY COMPLETING AND SIGNING THE TABLE ENTITLED “GUARANTEE OF SIGNATURE(S)” ABOVE.

5. Warrants Tendered. Any warrant holder who chooses to participate in the Offer and Consent Solicitation may exchange some or all of such holder’s warrants pursuant to the terms of the Offer and Consent Solicitation.

6. Inadequate Space. If the space provided under “Description of Warrants Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), number of warrants being delivered herewith, and number of such warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal and Consent.

7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of warrants to the Company in the Offer and Consent Solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

(i)	If Ordinary Shares are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal and Consent; or
(ii)	if tendered warrants are registered in the name of any person other than the person signing this Letter of Transmittal and Consent.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal and Consent, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payment due with respect to the warrants tendered by such holder.

8. Validity of Tenders. All questions as to the number of warrants to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance of any tender of warrants will be determined by the Company in its reasonable discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of warrants it determines not to be in proper form or to reject those warrants, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular warrants, whether or not similar defects or irregularities are waived in the case of other tendered warrants. The Company’s interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Letter of Transmittal and Consent and the instructions hereto) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of warrants must be cured within such time as the Company shall determine. None of the Company, the exchange agent, the information agent, the dealer manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders of warrants, and none of them will incur any liability for failure to give any such notice. Tenders of warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any warrants received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal and Consent, as soon as practicable following the Expiration Date. Warrant holders who have any questions about the procedure for tendering warrants in the Offer and Consent Solicitation should contact the information agent at the address and telephone number indicated herein. Warrants properly tendered and not validly withdrawn that are accepted for exchange constitute the holder’s validly delivered consent to the Warrant Amendment.

9. Waiver of Conditions. The Company reserves the absolute right to waive any condition, other than as described in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — General Terms — Conditions to the Offer and Consent Solicitation.”

10. Withdrawal. Tenders of warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Withdrawal Rights.” Warrant holders can withdraw tendered warrants at any time prior to the Expiration Date, and warrants that the Company has not accepted for exchange by August 21, 2023 may thereafter be withdrawn at any time after such date until such warrants are accepted by the Company for exchange pursuant to the Offer and Consent Solicitation. Except as otherwise provided in the Prospectus/Offer to Exchange, in order for the withdrawal of warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Procedures for Tendering Warrants for Exchange and Consenting to the Warrant Amendment — Withdrawal Rights” must be timely received from the holder by the exchange agent at its address stated herein, together with any other information required as described in such section of the Prospectus/Offer to Exchange. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its reasonable discretion, and its determination shall be final and binding. None of the Company, the exchange agent, the information agent, the dealer manager or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer and Consent Solicitation. However, at any time prior to the Expiration Date, a warrant holder may re-tender withdrawn warrants by following the applicable procedures discussed in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. Consents may be revoked only by withdrawing the related warrants and the withdrawal of any warrants will automatically constitute a revocation of the related consents.

11. Important Israel Tax Withholding Information. The Ordinary Shares shall initially be deposited with the exchange agent for a period of up to 180 days from the date on which the last warrant is exchanged in connection with the Offer or the mandatory warrant exchange following effectiveness of the Warrant Amendment, which we expect to be on or around September 4, 2023 (the “Withholding Drop Date”), and any warrant holder, including a warrant holder who is not a resident of the State of Israel, will be subject to Israeli withholding tax at the rate of 25% of the value of the Ordinary Shares issued to it in exchange for its warrants pursuant to the Offer, unless such warrant holder provides the exchange agent (at its address stated herein), by no later than three business days prior to the Withholding Drop Date, with (i) a “Declaration of Status for Israeli Income Tax Purposes” attached hereto (a “Residency Declaration”), pursuant to which such warrant holder (1) holds less than 5% of the outstanding shares of the Company (as applied to the warrants on an as-exercised basis); (2) is not a resident of Israel for tax purposes; and (3) acquired its warrants on or after the date of the IPO; or (ii) a valid tax certificate issued by the Israel Tax Authority, in form and substance reasonably satisfactory to the Company, applying withholding tax at a lesser rate than that described above or otherwise granting a specific exemption from Israeli withholding tax on the consideration in respect of any warrants exchanged pursuant to the Offer (a “Valid Tax Certificate”).

If you do not submit a Residency Declaration (together with the applicable supporting documents) or a Valid Tax Certificate, or if you submit a Valid Tax Certificate which determines a reduced rate of withholding tax, by no later than three business days prior to the Withholding Drop Date, Israeli tax will be withheld at the rate of 25% (or at a reduced rate in accordance with the Valid Tax Certificate). In such cases, the exchange agent will be entitled to sell an applicable number of Ordinary Shares (or, in the case of any merger or consolidation of Otonomo with or into another entity, shares of common stock of the other entity) to satisfy such withholding tax obligation, and the number of shares that you will receive in exchange for your warrants will be reduced accordingly. The exchange agent will provide you with a confirmation of such withholding for the purpose of presenting it to the Israeli tax authorities and you may be able to reclaim any withholding tax.

The payment of taxes to the Israeli tax authorities shall be made in NIS, and I.B.I. Trust Management, acting as the Israeli tax withholding agent, shall convert the relevant portion of US dollars according to the applicable USD/NIS exchange rate at the time of such conversion and as required under Israeli law. Any conversion costs shall be borne by you through a reduction of the applicable number of Ordinary Shares (or, in the case of any merger or consolidation of Otonomo with or into another entity, shares of common stock of the other entity) deliverable to you.

If there are any fractional Ordinary Shares resulting from the sale of Ordinary Shares pursuant to this Instruction 11, after aggregating all such fractional shares owing to you, you will receive one additional whole Ordinary Share in lieu of such fractional shares. The Company may refuse to deliver Ordinary Shares upon settlement of tendered warrants to you if you fail to comply with your obligations in connection with the tax withholding as described in this Instruction 11.

Please note that if the consideration in respect of your warrants exchanged pursuant to the Offer equals or exceeds US$ 300,000, you will not be able to provide a Residency Declaration, but you will instead be required to obtain and submit to the Exchange Agent a Valid Tax Certificate.

Please note that the Israeli withholding, as described herein, shall apply with respect to the exchange of your warrants pursuant to the Offer, regardless of and in addition to any Israeli withholding which shall apply with respect to the exchange of your Ordinary Shares for shares of Urgently common stock pursuant to the terms of the Merger Agreement (as defined in the Prospectus/Offer to Exchange). Therefore, you are required to provide a Residency Declaration or a Valid Tax Certificate with respect to the exchange of your warrants pursuant to the Offer, regardless of any declaration and/or tax certificate which you may be required to provide with respect to the exchange of your Ordinary Shares for shares of Urgently common stock pursuant to the terms of the Merger Agreement, and regardless of your participation in any tax ruling which may be obtained by the Company in connection with the Merger. As specified above, in the event that you do not provide a Residency Declaration or a Valid Tax Certificate, the exchange agent shall be entitled to sell an applicable number of your Ordinary Shares (or shares of Urgently common stock, as applicable) in order to satisfy Israeli withholding tax obligations.

12. Questions and Requests for Assistance and Additional Copies. Please direct questions or requests for assistance, or additional copies of the Prospectus/Offer to Exchange, Letter of Transmittal and Consent or other materials, in writing to the information agent for the Offer and Consent Solicitation at:

The Information Agent for the Offer and Consent Solicitation is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Bank and Brokers Call Collect: (212) 269-5550
All Others, Please Call Toll-Free: (877) 783-5524
Email: OTMO@dfking.com

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT, TOGETHER WITH THE TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE EXCHANGE AGENT BY SUCH DATE.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1	Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2	Business name/disregarded entity name, if different from above

3	Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐	Individual/sole proprietor or single-member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate

☐
Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐	Other (see instructions) ▶

4
Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

5	Address (number, street, and apt. or suite no.) See instructions.	Requester’s name and address (optional)
6	City, state, and ZIP code
7	List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other  entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

 •    Form 1099-INT (interest earned or paid)

•        Form 1099-DIV (dividends, including those from stocks or mutual funds)

•        Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•        Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•        Form 1099-S (proceeds from real estate transactions)

•        Form 1099-K (merchant card and third party network transactions)

•        Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•        Form 1099-C (canceled debt)

•        Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Form W-9 (Rev. 10-2018)	Page 2

     By signing the filled-out form, you:

1.          Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2.          Certify that you are not subject to backup withholding, or

3.          Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4.          Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•    An individual who is a U.S. citizen or U.S. resident alien;

•    A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•    An estate (other than a foreign estate); or

•    A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your  U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

•     In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•     In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•     In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

      1.          The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2.          The treaty article addressing the income.

3.          The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.          The type and amount of income that qualifies for the exemption from tax.

5.          Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form
W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1.         You do not furnish your TIN to the requester,

2.          You do not certify your TIN when required (see the instructions for Part II for details),

      3.         The IRS tells the requester that you furnished an incorrect TIN,

4.          The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.          You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form
W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a.          Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b.          Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c.          Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d.          Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e.          Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•          Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•          Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•          Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•          Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a) 11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single- member LLC
•    LLC treated as a partnership for
U.S. federal tax purposes,
•  LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
•    LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding.
The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 10-2018)	Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1.          Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.          Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.          Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.          Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.          Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2] Circle the minor’s name and furnish the minor’s SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•   Protect your SSN,

•   Ensure your employer is protecting your SSN, and

•   Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

Form W-9 (Rev. 10-2018)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information.

Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Declaration of Status for Israeli Tax Purposes

You are receiving this form of “Declaration of Status for Israeli Income Tax Purposes” as a holder of public warrants and/or private placement warrants (collectively, the “warrants”) to purchase ordinary shares, no par value per share (the “Ordinary Shares”), of Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”), in connection with (i) an offer (the “Offer”) by the Company to holders of its outstanding warrants to exchange each warrant for 0.25 Ordinary Shares and (ii) the solicitation of consents to amend that certain Amended & Restated Warrant Agreement, dated as of August 13, 2021, by and among the Company, Software Acquisition Group Inc. II (“SWAG II”), Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company, as warrant agent.

By completing this form in a manner that would substantiate your eligibility for an exemption from Israeli withholding tax, you will allow the Company, the Company’s paying agent, your broker or any other withholding agent, or their authorized representatives to exempt you from Israeli withholding tax.

This form is relevant only if you certify that (A) you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (see Appendix A)  and were NOT a “resident of Israel” on any date since you acquired the warrants, (B) you acquired your warrants on or after the initial public offering of SWAG II on September 17, 2020 (the “IPO”), and (C) you hold less than 5% of the outstanding Ordinary Shares. For the sake of clarity, this form is NOT relevant if you are a registered warrant holder (i.e., you hold warrants as a record holder in the Company’s share register), or if consideration in respect of your warrants exchanged pursuant to the Offer equals or exceeds US$ 300,000.

PART I	Identification and details of Warrant Holder (including Eligible Israeli Brokers) (see instructions)
1. Name:	2. Type of Warrant Holder (more than one box may be applicable):
(please print full name)	☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other: __________	☐ Bank ☐ Broker ☐ Other Financial Institution
3. For individuals only:	4. For all other Warrant Holders:
Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of entity (if applicable):
Countries of citizenship (name all citizenships):
Taxpayer Identification or Social Security No. (if applicable):	Country of residence:
5. Permanent Address (house number, street, apartment number, city, state, zip or postal code, country):
6. Mailing Address (if different from above):	7. Contact Details: Name: Capacity: Telephone Number (country code, area code and number):

8. I hold the warrants of the Company (mark X in the appropriate place):
☐          directly, as a registered holder
☐          through a Broker. If you marked this box, please state the name of your Broker:  _____________________

9. I am the beneficial owner (directly or indirectly) of less than 5% of the Company’s issued Ordinary Shares. Yes ◻ No ◻
PART II	Declaration by Non-Israeli Residents (see instructions) Eligible Israeli Brokers should not complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)
A.1 ☐   I am NOT and at the date of purchase of my warrants was not a an “resident of Israel” for tax purposes, as defined under Israeli law and provided in Appendix A attached hereto, which means, among other things, that:
The State of Israel is not my permanent place of residence;
The State of Israel is neither my place of residence nor that of my family;
The ordinary or permanent place of my business and financial activity is NOT in the State of Israel, and I do NOT have a permanent establishment in the State of Israel;
I do NOT engage in an occupation in the State of Israel,
I do NOT have any ownership rights in any business or any part of a business in the State of Israel;
I am NOT covered by the Israeli National Insurance Institution;
I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year; and
I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total.
A.2 ☐  I acquired the warrants on or after the date of the IPO (i.e., on or after September 17, 2020), and while the warrants were listed for trade.

B. To be completed by corporations (except partnerships and trusts). I hereby declare that: (if correct, mark X in the following box)
B.1 ☐   The corporation is NOT and at the date of purchase of its warrants was not a an “resident of Israel” for tax purposes, as defined under Israeli law and provided in Appendix A attached hereto, which means, among other things, that:
The corporation is NOT registered with the Registrar of Companies in Israel;
The corporation is NOT registered with the Registrar of “Amutot” (non-profit organizations) in Israel;
The control of the corporation is NOT situated in Israel;
The management of the corporation is NOT located in Israel;
The corporation does NOT have a permanent establishment in Israel; and
No Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or more of any “means of control” in the corporation as specified below:
o          The right to participate in profits;
o          The right to appoint a director;
o          The right to vote;
o          The right to share in the assets of the corporation at the time of its liquidation; and
o          The right to direct the manner of exercising one of the rights specified above.
B.2 ☐   The corporation acquired the warrants on or after the date of the IPO (i.e., on or after September 17, 2020), and while the warrants were listed for trade.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box)
C.1 ☐  The partnership is NOT and at the date of purchase of its warrants was not a an “resident of Israel” for tax purposes, as defined under Israeli law and provided in Appendix A attached hereto, which means, among other things, that:
The partnership is NOT registered with the Registrar of Partnerships in Israel;
The control of the partnership is NOT situated in Israel;
The management of the partnership is NOT located in Israel;
The partnership does NOT have a permanent establishment in Israel;
NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or  more of any  right in the partnership or, of the right to direct the manner of exercising any of the rights in the partnership; and
NO partner in the partnership is an Israeli resident;
C.2 ☐   The partnership acquired the warrants on or after the date of the IPO (i.e., on or after September 17, 2020), and while the warrants were listed for trade.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)
D.1 ☐  The trust is NOT and at the date of purchase of its warrants was not a an “resident of Israel” for tax purposes, as defined under Israeli law and provided in Appendix A attached hereto, which means, among other things, that:
The trust is NOT registered in Israel;
NONE of the settlors of the trust are Israeli residents;
NONE of the beneficiaries of the trust are Israeli residents; and
The trustee of the trust is NOT an Israeli resident.
D.2 ☐  The trust acquired the warrants on or after the date of the IPO (i.e., on or after September 17, 2020), and while the warrants were listed for trade.

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions) ▶ Non-Israeli Residents should not complete this Part III
I hereby declare that: (if correct, mark X in the following box)
☐   I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Appendix A), I am holding the warrants solely on behalf of beneficial holder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial holder(s) with respect to warrants in connection with the Exchange Offer.

PART IV	Certification. By signing this form, I also declare that:
I understood this form and completed it correctly and pursuant to the instructions.
I provided accurate, full and complete details in this form.
I am aware that providing false details constitutes a criminal offense.
I am aware that this form may be provided to the Israeli Tax Authority, in case the Israel Tax Authority so requests, for purposes of audit or otherwise.

SIGN HERE	______________________________	_____________________	_________________________________
	Signature of Warrant Holder	Date	Capacity in which acting
(or individual authorized to sign on your behalf)

Appendix A

(Declaration of Status for Israeli Tax Purposes)

Definitions for Tax Residency Declaration - Non-Israeli Residency

“Resident of Israel for Israeli Tax Purposes”
Section 1 of the Israeli Income Tax Ordinance [New Version], 1961 defines a “resident of Israel” or a “resident” as follows:

“(A)	with respect to an individual – a person whose center of life is in Israel; for this purpose the following provision will apply:

(1)	in order to determine the center of life of an individual, account will be taken of the individual’s family, economic and social connections, including:

(a)	place of permanent home;

(b)	place of residential dwelling of the individual and the individual’s immediate family;

(c)	place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d)	place of the individual’s active and substantial economic interests;

(e)	place of the individual’s activities in organizations, associations and other institutions;

(2)	the center of life of an individual will be presumed to be in Israel if:

(a)	the individual was present in Israel for 183 days or more in the tax year; or

(b)	the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more;

(c)	for the purposes of this provision, “day” includes a part of a day.

(3)	the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer.

(B)	with respect to a body of persons – a body of persons which meets one of the following:

(1)	it was incorporated in Israel; or

(2)
the control and management of its business are exercised in Israel, excluding body of persons that is managed and controlled from Israel by individual who became an Israeli resident for the first time or became a veteran returning resident, as mentioned in section 14(a), or by someone on his behalf, and ten years have not lapsed from the date on which such individual became an Israeli resident, provided that such body of persons was not considered as an Israeli resident, even if the management and control of its business were not exercised by such individual or someone on his behalf, unless the body of persons requested otherwise.”

The Exchange Agent for the Offer and the Consent Solicitation is:

EQUINITI TRUST COMPANY, LLC

If delivering by hand, express mail, courier, or other expedited service: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Questions or requests for assistance may be directed to the information agent at the address and telephone number listed below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery may also be obtained from the information agent. Any warrant holder may also contact its broker, dealer, commercial bank or trust company for assistance concerning the Offer and Consent Solicitation.

The Information Agent for the Offer and Consent Solicitation is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Bank and Brokers Call Collect: (212) 269-5550
All Others, Please Call Toll-Free: (877) 783-5524
Email: OTMO@dfking.com